UCN, INC.

Option for the Purchase of ___________
Shares of Common Stock
Par Value $0.0001

STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON CONVERSION OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, __________________ (the “Optionee”) is entitled to purchase from UCN, INC.(the “Company”), on the terms and conditions hereinafter set forth, all or any part of __________________ shares of the Company's common stock, par value $0.0001 (the “Common Stock”), at the purchase price of $______ per share. By acceptance of this option agreement, the Optionee agrees to be bound by the terms and conditions hereof.

Upon exercise of this option in whole or in part, a certificate for the Common Stock so purchased shall be issued and delivered to the Optionee, upon presentation and surrender to the Company of the duly executed form of purchase attached hereto accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the option. As soon as practicable after any proper exercise of an option, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

This option is granted subject to the following further terms and conditions:

1.        This option shall vest in accordance with the following schedule. Except as provided below, the vested portion may be exercised, in whole or in part, at any time on or before 5:00 p.m., Salt Lake City time, on [five years from grant date].

Part of the option to purchase:	Will become exercisable on:
______ shares of common stock ______ shares of common stock ______ shares of common stock	[One year from grant date] [Two years from grant date] [Three years from grant date]

(a)        In the event of any of the following transactions to which the Company is a party (a “Corporate Transaction”):

(1)        Any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), (other than the Company, a majority-owned subsidiary of the Company, an affiliate of the Company within the meaning of the Exchange Act, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 50% or more of the combined voting power of the then outstanding securities of the Company or such successor;

(2)        At any time that the Company has shares registered under the Exchange Act at least 50% of the directors of the Company constitute persons who were not at the time of their first election to the board of directors of the Company, candidates proposed by a majority of such board of directors in office prior to the time of such first election; or

(3)        (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, (C) a transaction or related set of transactions (including without limitation a merger or tender offer together with a related purchase of shares by the tender offeror in the market) pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Company determines, in its discretion, would materially alter the structure of the Company or its ownership;

then the Company shall given written notice to Optionee of the proposed terms of the Corporate Transaction not less than five business days prior to the estimated effective date of the Corporate Transaction; and this option, to the extent outstanding at such time but not otherwise exercisable, shall automatically accelerate so that such option shall, three business days immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all the Option Shares at the time subject to such option and may be exercised for all or any portion of such shares. No such acceleration of this option, however, shall occur if and to the extent: (x) this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or replaced with a comparable option (y) this option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction (the excess of the Fair Market Value of the Option Shares at the time subject to this option over the aggregate Exercise Price payable for such shares) and provides for subsequent pay-out in accordance with the same vesting schedule in effect for the option pursuant to the option exercise schedule set forth herein. The determination of option comparability under clause (x) shall be made by the Company, and such determination shall be final, binding and conclusive. For purposes of this option agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)        If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the last sale price on that date.

(ii)        If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the stock is not quoted on the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the closing high bid price for the Common Stock reported on the Nasdaq OTC Bulletin Board or by the National Quotation Bureau or a comparable service.

(iii)        If the day is not a business day, and as a result, subparagraphs (i) and (ii) next above are inapplicable, then the “Fair Market Value” shall be determined as of the last preceding business day. If subparagraphs (i) and (ii) next above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock as of that date shall be determined in good faith by the Company’s Compensation Committee.

(b)        This option, to the extent not previously exercised or otherwise assumed or replaced pursuant to paragraph 1(a), above, shall terminate at 5:00 p.m., Salt Lake City time on the date of closing of the Corporate Transaction and cease to remain outstanding.

(c)        This option agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

2.        The option term specified in Paragraph 1 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

(a)        This option shall immediately terminate and cease to remain outstanding for any Option Shares for which it is not exercisable at the time of Optionee’s cessation of Service (as defined below).

(b)        Should Optionee cease Service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a 90-day period measured from the date of such cessation of Service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service. In no event, however, may this option be exercised at any time after the specified Expiration Date of the option term. Upon the expiration of such 90-day period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to remain outstanding.

(c)        Should Optionee die while in Service or within 90 days after cessation of Service, then the personal representative of Optionee’s estate or the person or persons to whom this option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee’s cessation of Service, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (i) the expiration of the 12-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(d)        Should Optionee cease Service by reason of permanent disability while this option is outstanding, then Optionee shall have a period of 12 months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such twelve 12-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to remain outstanding.

(e)        During the applicable period of post-Service exercisability under subparagraphs (b) through (d) above, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of Optionee’s cessation of Service, exercisable in accordance with the provisions specified in paragraph 1.

(f)        Should (i) Optionee’s Service be terminated for dishonesty (including, but not limited to, any act of fraud or embezzlement), (ii) Optionee’s Service be terminated for gross neglect or willful misconduct in the performance of its duties, (iii) Optionee’s Service be terminated for making any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary, (iv) Optionee’s Service be terminated for its conviction of a felony, or (v) Optionee’s Service be terminated for drunkenness or illegal use of drugs that interferes with the performance of his or her duties, then in any such event this option shall terminate immediately and cease to be outstanding.

(g)        For purpose of this Agreement, the following definitions shall be in effect:

Optionee shall be deemed to remain in Service for so long as such individual performs services on a periodic basis to the Company (or any Subsidiary) in the capacity of an Employee, a non-employee member of the Board, or an independent consultant or advisor.

Optionee shall be considered to be an Employee for so long as such individual performs services while in the employ of the Company or any Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

Optionee shall be deemed to be permanently disabled and to have incurred a permanent disability if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

3.        The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be “restricted securities” as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Act and any other applicable state registration requirements. The Company is under no obligation to register the securities under the Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option.

4.        The Company, during the term of this Agreement, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any share of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained. In the event that such stock cannot be issued, the Company will renegotiate this option agreement with the Optionee.

5.       The number of shares of Common Stock purchasable upon the exercise of this option and the purchase price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share option price thereof, which may be issued to the Optionee under this option agreement upon exercise of the options granted hereunder. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall be eliminated from this option, and the Optionee shall have no purchase rights with respect to said fractional shares.

6.        The Company covenants and agrees that all shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof, except for income taxes. As a condition to the obligation of the Company to issue any Common Stock to the Optionee on exercise of this option, Optionee shall make appropriate arrangements with the Company or any subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of this option. The Optionee may satisfy such withholding tax liability be electing to (a) have the Company withhold, from the Option Shares otherwise issuable upon the exercise of such option a portion of such shares with an aggregate Fair Market Value equal to the amount of the minimum withholding taxes required to be withheld by law, or (b) deliver to the Company shares of Company common stock previously acquired (other than in connection with such exercise that triggered the withholding taxes) that may lawfully be used to by the Optionee to satisfy his or her tax liability with an aggregate fair market value equal to the amount of the minimum withholding taxes required to be withheld by law.

7.        The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other options of like tenor then outstanding.

8.        This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised. Furthermore, notwithstanding the exercise of the option, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned shares until the Company issues the stock certificate. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued.

9.        The holder of this option, by acceptance hereof, acknowledges and agrees that this option is not transferable by the Optionee except by will or the laws of descent or distribution. The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

10.       In the event that any provision of this option agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

11.        This option agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

12.        Except as otherwise provided herein, this option agreement shall be binding on and inure to the benefit of the Company and the person to whom an Option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

13.        This option is granted to the Optionee who is an executive officer of the Company and an “accredited” investor within the meaning of Rule 501(a) of Regulation D adopted under the Securities Act of 1933. By acceptance hereof, the Optionee acknowledges that any purported exercise of this option is subject, at the time of exercise, to compliance with the requirements of the Securities Act of 1933 and applicable state securiti4es laws, and that the Company has no obligation to accept exercise of the option and issue the Option Shares unless and until the Option Shares are registered, or there is an exemption from registration available, under applicable federal and state securities laws.

IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this ______ day of ___________________, 20____.

UCN, INC.

By____________________________________

FORM OF PURCHASE
(to be signed only upon exercise of Option)

TO:    UCN, INC.

The Optionee, holder of the attached option, hereby irrevocably elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ________________________________ shares of common stock of UCN, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

The Optionee represents that the common stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act of 1933, as amended (the “Act”), and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the common stock has not been registered, but is being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the common stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the common stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the common stock under the Act. The certificates representing the common stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this ________ day of ________________________________, __________.

_____________________________________

Signature